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                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report of Insituform Technologies, Inc. (the "COMPANY") on Form 10-Q for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "FORM 10-Q"), I, Joseph A. White, Vice President and Chief Financial Officer of the Company, hereby certify, as of the date hereof, that:

  (1) the Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2) information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  May 15, 2003

                                     /s/ Joseph A. White
                                     ------------------------------------------
                                     Joseph A. White
                                     Vice President and Chief Financial Officer